INCOME TAXES	6 Months Ended
Jun. 30, 2023
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXESFor the three months and six months ended June 30, 2023, the effective tax rates on pre-tax income were 3% and 1% respectively. The Company's effective tax rate differed from the statutory tax rate of 17% and 15% for the same respective periods, primarily due to international operations subject to different tax rates. For the three months and six months ended June 30, 2022, the effective tax rate on pre-tax income were a recovery of 14% and expense of 1% respectively. The Company's effective tax rate differed from the statutory tax rate of 16% for the same respective periods, primarily due to international operations subject to different tax rates.